Exhibit 10.3

FOURTH AMENDMENT TO THE CREDIT AGREEMENT

FOURTH AMENDMENT, dated as of April 15, 2010 (this “Fourth Amendment”), to the Credit Agreement, dated as of February 28, 2007, as amended as of June 27, 2007, May 29, 2009 and January 12, 2010 (as so amended and as further amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among PAETEC Holding Corp., a Delaware corporation (the “Borrower”), the lenders party thereto from time to time (the “Lenders”) and Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth therein; and

WHEREAS, the Required Lenders have consented to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1

Definitions

Section 1.1    Defined Terms.    Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

ARTICLE 2

Amendments to Credit Agreement

Section 2.1    Definitions.    Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Energy Contract Collateral” shall mean the following, wherever located, whether now owned, hereafter acquired or created, in each case, to the extent constituting collateral that has been pledged as security under any Energy Contract: (i) all amounts and/or accounts owing from customers of U.S. Energy to U.S. Energy and all associated charges, including, without limitation, unbilled accounts receivable, (ii) deposits by U.S. Energy that are required to be made by it pursuant to an Energy Contract to secure its performance under any Energy Contract in an aggregate amount not to exceed $5,000,000 at any time, (iii) all amounts owing and all amounts to be owing from any Energy Contract

Counterparty to U.S. Energy and (iv) all products and proceeds of clauses (i), (ii) and (iii) above.

“Energy Contract Counterparty” shall have the meaning provided in the definition of Energy Contracts contained herein.

“Energy Contracts” shall mean, collectively, any and all agreements related to the provision of billing services to U.S. Energy and/or the purchase of accounts receivable from U.S. Energy by a third party billing service provider and/or purchaser of accounts receivable (any such third party and its successors and assigns being referred to herein as an “Energy Contract Counterparty”), in each case, entered into in the ordinary course of business of U.S. Energy and on a basis consistent with past practices.

“Fourth Amendment” shall mean the Fourth Amendment to this Agreement, dated as of April 15, 2010.

“Fourth Amendment Effective Date” shall have the meaning provided in the Fourth Amendment.

“U.S. Energy” shall mean U.S. Energy Partners LLC, a New York limited liability company, and a Wholly-Owned Domestic Subsidiary of the Borrower, and each of its Wholly-Owned Domestic Subsidiaries so long as the business being conducted by such Wholly-Owned Domestic Subsidiaries is limited substantially to the business conducted by U.S. Energy on the Fourth Amendment Effective Date.

Section 2.2    Additional Security; Further Assurances; etc.    Section 9.12(a) of the Credit Agreement is hereby amended by deleting the text “(except that the security interest and mortgage lien created in such Real Property may be subject to Permitted Encumbrances which may be superior)” appearing in said Section.

Section 2.3    Liens.    Section 10.01 of the Credit Agreement is hereby amended by:

(i) deleting clause (xxvi) of said Section in its entirety and inserting the following new clause in lieu thereof:

“(xxvi) additional Liens of the Borrower or any Subsidiary of the Borrower not otherwise permitted by this Section 10.01 that do not secure obligations in excess of $10,000,000 in the aggregate for all such Liens at any time;”;

(ii) deleting the word “and” appearing at the end of clause (xxvii) of said Section;

(iii) deleting the period appearing at the end of clause (xxviii) of said Section and inserting the text “; and” in lieu thereof;

(iv) inserting the following new clause (xxix) immediately following clause (xxviii) of said Section:

“(xxix) Liens created by or pursuant to Energy Contracts with respect to Energy Contract Collateral”; and

(v) deleting the text “and (xx)” appearing in the last sentence of said Section and inserting the text “, (xx) and (xxix) in lieu thereof.

Section 2.4    Consolidation, Merger, Purchase or Sale of Assets, etc.    Section 10.02 of the Credit Agreement is hereby amended by inserting the following text at the end of clause (vi) thereof:

“; provided, however, that U.S. Energy also may sell or discount its accounts receivable to an Energy Contract Counterparty pursuant to Energy Contracts so long as (x) the only recourse nature thereunder is in respect of certain charge-backs, indemnification obligations and credits against future sales of accounts receivable thereunder to the extent provided in such Energy Contracts and (y) no more than $4,500,000 of such accounts receivable in the aggregate may be sold in any calendar month pursuant to Energy Contracts”.

Section 2.5    Indebtedness.    Section 10.04(iv) of the Credit Agreement is hereby amended by deleting the text “25,000,000” appearing in said Section and inserting the text “$50,000,000” in lieu thereof.

Section 2.6    Business; etc.    Section 10.12 of the Credit Agreement is hereby amended by inserting the following new clause (d) at the end of said Section:

“(d) Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall not permit U.S. Energy to conduct, transact or otherwise engage in any substantial business or operations other than the business and operations that U.S. Energy engaged in on the Fourth Amendment Effective Date.”

ARTICLE 3

Miscellaneous

Section 3.1    Conditions to Effectiveness.    This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which:

(a) Fourth Amendment. The Administrative Agent shall have executed and delivered this Fourth Amendment and the Administrative Agent shall have received this Fourth Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Required Lenders.

(b) Fees and Expenses. The Borrower shall have paid to White & Case LLP all reasonable fees, costs and expenses reflected in the invoice dated April 14, 2010.

Section 3.2    Representation and Warranties.    After giving effect to the amendments contained herein, on the Fourth Amendment Effective Date, the Borrower hereby (i) represents and warrants that no Default or Event of Default has occurred and is continuing under the Credit Agreement and (ii) confirms that the representations and warranties set forth in Section 8 of the Credit Agreement are true and correct in all material respects on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

Section 3.3    Continuing Effect; No Other Waivers or Amendments.    This Fourth Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or any Subsidiary of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.

Section 3.4    Counterparts.    This Fourth Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.5    References to Credit Agreement.    From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

Section 3.6    Payment of Fees and Expenses.    The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

Section 3.7    GOVERNING LAW.    THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

PAETEC HOLDING CORP.

By:	/s/ Keith M. Wilson
Name: Title:	Keith M. Wilson EVP and CFO

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as a Lender

By:	/s/ Anca Trifan
Name: Title:	Anca Trifan Managing Director

By:	/s/ Omayra Laucella
Name: Title:	Omayra Laucella Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CIT Bank

By:	/s/ Benjamin Haslam
Name: Title:	Benjamin Haslam Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Jon M. Fogle
Name: Title:	Jon M. Fogle Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Merrill Lynch Capital Corporation

By:	/s/ Carol Braico
Name: Title:	Carol Braico Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Wells Fargo Bank, N.A., successor-by-merger to Wachovia Bank, National Association:

By:	/s/ Tray Jones
Name: Title:	Tray Jones Vice President

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